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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only
     (as Permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               ATRION CORPORATION
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                (Name of Registrant as Specified in Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a(6)(i) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:
     (2)  Form, schedule or registration statement no.:
     (3)  Filing party:
     (4)  Date filed:
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                      INFORMATION CONCERNING PARTICIPANTS
                    (FURNISHED PURSUANT TO RULE 14A-11(B)(2))



Atrion Corporation (the "Company") and certain other persons named below may be deemed to be participants in the solicitation of proxies in connection with the Company's 1999 annual meeting of stockholders. The participants in this solicitation may include the following directors of the Company or officers or employees of the Company or its subsidiaries who, as of April 27, 1999, beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) the number of shares of common stock of the Company indicated: (i) directors: Emile A. Battat, 88,300 shares (including 24,000 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); Richard O. Jacobson, 93,900 shares (including 16,500 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); Jerome J. McGrath, 20,800 shares (including 16,500 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); John H. P. Maley, 17,500 shares (including 16,500 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); Hugh J. Morgan, Jr., 46,000 shares (including 16,500 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); J. Kenneth Smith, 21,220 shares (including 16,500 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); Roger F. Stebbing, 19,300 shares (including 16,500 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); and John P. Stupp Jr., 155,500 shares (including 16,500 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); and (ii) other members of management or employees of the Company or its subsidiaries: Jeffery Strickland (Vice President and Chief Financial Officer, Secretary and Treasurer of the Company), 34,584 shares (including 31,700 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); Charles S. Gamble (President, Halkey-Roberts Corporation), 6,300 shares (including 4,000 shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); Michael S. Boylan (Director of Marketing, Quest Medical, Inc.), 1,500 shares (all of which are shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); Kenneth A. Jones (Senior Vice President of Operations, Quest Medical, Inc.), 5,000 shares (all of which are shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter); and R. Chris Klein (Controller, Quest Medical, Inc.), 600 shares (all of which are shares issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter). All directors and executive officers of the Company beneficially owned 503,404 shares of common stock of the Company (including 175,200 shares of common stock issuable pursuant to options exercisable on April 27, 1999 or within 60 days thereafter) as of April 27, 1999, constituting 18.2% of the sum of (i) the 2,524,429 shares of common stock outstanding at the close of business on April 27, 1999 and (ii) the 237,200 shares of common stock issuable pursuant to options exercisable on that date or within 60 days thereafter.